Exhibit 99.1

AVIV REIT ANNOUNCES

THIRD QUARTER 2012 EARNINGS RESULTS

CHICAGO – November 13, 2012 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the quarter ended September 30, 2012.

Recent Highlights

•	Adjusted EBITDA was $28.0 million;

•	Normalized FFO was $14.5 million;

•	Net Income was $1.8 million;

•	Completed $25.5 million of acquisitions comprised of 3 post-acute and long-term care skilled nursing facilities and 1 long-term acute care hospital;

•	Invested $11.0 million for property reinvestment and new construction, furthering our commitment to enhancing Aviv’s high-quality real estate portfolio.

“Our business continues to perform well. We continue to grow by furthering our relationships with many of the largest and most experienced operators in the United States. We have invested $177 million so far this year with new and existing tenant relationships, including $145 million of acquisitions and $32 million for property reinvestment and new construction,” said Craig M. Bernfield, Chairman and Chief Executive Officer of Aviv. “Aviv remains committed to investing in post-acute and long-term care SNFs because of the current and future industry prospects.”

Conference Call

A conference call to discuss the third quarter 2012 earnings will take place today at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is 877-941-8609 (480-629-9645 for international access) and a replay of the call will be available through December 13, 2012 at 800-406-7325, access code 4574430.

About Aviv

Aviv REIT, Inc., based in Chicago, is a privately-owned real estate investment trust that specializes in owning post-acute and long-term care skilled nursing facilities and other healthcare properties. Aviv is one of the largest owners of SNFs in the United States and has been in the business for over 30 years. The Company currently owns 250 properties that are triple-net leased to 37 operators in 29 states.

For more information about the Company, please visit our website at www.avivreit.com or contact:

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Normalized FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	September 30,	December 31,
	2012	2011
Assets
Real estate investments
Land	$113,563,712	$102,925,122
Buildings and improvements	910,201,968	777,249,381
Construction in progress	25,418,749	28,293,083
Assets under direct financing leases	11,015,786	10,916,181

	1,060,200,215	919,383,767
Less accumulated depreciation	(112,807,661)	(96,796,028)

Net real estate investments	947,392,554	822,587,739
Cash and cash equivalents	14,942,476	40,862,023
Straight-line rent receivable, net	35,647,906	29,926,203
Tenant receivables, net	5,623,983	6,007,800
Deferred finance costs, net	15,597,577	13,142,330
Secured loan receivables, net	34,444,718	33,031,117
Other assets	8,923,796	5,864,045

Total assets	$1,062,573,010	$951,421,257

Liabilities and equity
Senior notes payable and other debt	$664,190,571	$600,473,578
Accounts payable and accrued expenses	15,034,146	18,124,167
Tenant security and escrow deposits	17,748,993	15,739,917
Other liabilities	32,116,821	34,824,629
Deferred contribution	—	35,000,000

Total liabilities	729,090,531	704,162,291
Equity:
Stockholders’ equity
Common stock (par value $0.01; 358,685 and 262,239 shares outstanding, respectively)	3,586	2,622
Additional paid-in-capital	374,884,845	264,960,352
Accumulated deficit	(37,187,620)	(21,382,823)
Accumulated other comprehensive loss	(2,374,047)	(1,867,759)

Stockholders’ equity	335,326,764	241,712,392
Noncontrolling interests	(1,844,285)	5,546,574

Total equity	333,482,479	247,258,966

Total liabilities and equity	$1,062,573,010	$951,421,257

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues
Rental income	$29,583,062	$21,761,565	$87,171,329	$64,947,508
Interest on secured loans and financing lease	860,328	1,224,785	3,543,642	3,876,793
Interest and other income	1,058,580	7,276	1,126,890	840,144

Total revenues	31,501,970	22,993,626	91,841,861	69,664,445

Expenses
Interest expense	12,905,768	9,976,486	37,693,597	28,217,549
Depreciation and amortization	6,894,012	5,170,690	19,671,033	14,847,375
General and administrative	3,947,939	3,049,367	11,406,114	8,547,489
Transaction costs	1,286,425	2,609,727	3,507,057	3,421,283
Loss on impairment	1,766,873	—	6,145,731	—
Reserve for uncollectible secured loan receivables	2,833,419	926,474	6,308,408	1,336,269
Loss on extinguishment of debt	—	—	—	3,806,513
Other expenses	100,088	100,088	300,265	166,814

Total expenses	29,734,524	21,832,832	85,032,205	60,343,292

Income from continuing operations	1,767,446	1,160,794	6,809,656	9,321,153
Discontinued operations	—	(846,805)	4,586,692	(288,611)

Net income	1,767,446	313,989	11,396,348	9,032,542
Net income allocable to noncontrolling interests	(637,162)	(143,187)	(4,451,239)	(4,119,642)

Net income allocable to stockholders	$1,130,284	$170,802	$6,945,109	$4,912,900

Net income	$1,767,446	$313,989	$11,396,348	$9,032,542
Unrealized loss on derivative instruments	(39,482)	(4,086,047)	(820,974)	(7,164,043)

Total comprehensive income (loss)	$1,727,964	$(3,772,058)	$10,575,374	$1,868,499

Net income allocable to stockholders	$1,130,284	$170,802	$6,945,109	$4,912,900
Unrealized (loss) on derivative instruments, net of noncontrolling interest portion of $14,233, $1,863,352, $314,686, and $3,306,106, respectively	(25,249)	(2,222,695)	(506,288)	(3,857,937)

Total comprehensive income (loss) allocable to stockholders	$1,105,035	$(2,051,893)	$6,438,821	$1,054,963

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended September 30,
	2012	2011
Operating activities
Net income	$11,396,348	$9,032,542
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,705,142	15,303,737
Amortization of deferred financing costs	2,626,446	1,996,845
Accretion of senior note premium	(292,423)	(129,815)
Straight-line rental income, net	(5,922,684)	1,586,497
Rental income from intangible amortization, net	(1,149,423)	(1,044,431)
Non-cash stock-based compensation	1,229,957	1,598,715
Gain on sale of assets, net	(4,425,246)	—
Non-cash loss on extinguishment of debt	13,264	3,806,513
Loss on impairment of assets	6,145,731	858,916
Reserve for uncollectible loan receivables	6,308,408	1,250,113
Accretion of earn-out provision for previously acquired real estate investments	300,265	166,814
Changes in assets and liabilities:
Tenant receivables	(2,911,903)	(6,685,920)
Other assets	(3,560,710)	2,070,268
Accounts payable and accrued expenses	(4,676,099)	95,433
Tenant security deposits and other liabilities	(856,750)	1,849,652

Net cash provided by operating activities	23,930,323	31,755,879
Investing activities
Purchase of real estate investments	(133,998,037)	(80,719,101)
Sale of real estate investments	30,542,644	—
Capital improvements and other developments	(31,696,657)	(17,300,401)
Loan receivables (funded to) received from others, net	(2,348,748)	6,256,744

Net cash used in investing activities	(137,500,798)	(91,762,758)

Financing activities
Borrowings of debt	224,761,094	328,932,727
Repayment of debt	(172,211,473)	(243,892,020)
Payment of financing costs	(5,143,395)	(9,429,792)
Capital contributions	109,000,000	10,419,757
Deferred contribution	(35,000,000)	—
Cash distributions to partners	(12,523,881)	(14,838,568)
Cash dividends to stockholders	(21,231,417)	(17,949,813)

Net cash provided by financing activities	87,650,928	53,242,291

Net decrease in cash and cash equivalents	(25,919,547)	(6,764,588)
Cash and cash equivalents:
Beginning of period	40,862,023	13,029,474

End of period	$14,942,476	$6,264,886

Supplemental cash flow information
Cash paid for interest	$41,967,088	$25,080,857
Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$10,097,872	$5,547,639
Accrued distributions payable to partners	$4,052,974	$4,646,091
Earn-out accrual and addition to real estate investments	$—	$3,332,745
Write-off of straight-line rent receivable, net	$567,745	$6,785,132
Write-off of in-place lease intangibles, net	$48,554	$35,536
Write-off of deferred financing costs, net	$13,264	$3,806,513
Assumed debt	$11,459,794	$—

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•	EBITDA represents net income before interest expense (net) and depreciation and amortization.

•	Adjusted EBITDA represents EBITDA before impairment of assets, gain on sale of assets, transaction costs, write off of straight-line rents, stock-based compensation, loss on extinguishment of debt and reserves for uncollectible loan receivables.

•	The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net) and impairments of depreciated real estate, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation, impairments of assets and gain on sale of assets.

•	Normalized FFO represents FFO before loss on extinguishment of debt, reserves for uncollectible loan receivables and transaction costs.

Our management uses FFO, Normalized FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Normalized FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Normalized FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Normalized FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:

•	EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•	EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•	Portfolio occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality mix represents total revenues from all payor sources, excluding Medicaid revenues, divided by the total revenue of our operators for the applicable period.

We derive these statistics from reports that we receive from our operators pursuant to our triple-net leases. As a result, our portfolio statistics typically lag our own financial statements by approximately one quarter. In order to determine EBITDARM and EBITDAR coverage for the period presented, EBITDARM and EBITDAR coverage is stated only with respect to properties owned by us and operated by the same tenant for the portion of the period we owned the properties and excludes assets held for sale, properties under construction and, with certain exceptions for shorter periods, properties within 24 months of completion of construction. Accordingly, EBITDARM and EBITDAR coverage for the twelve months ended June 30, 2012 and portfolio occupancy and quality mix for the three months ended June 30, 2012 included 221 of the 247 properties in our portfolio as of June 30, 2012. When we refer to the contractual rent of our portfolio, we are referring to the total monthly rent due under all of our triple-net leases as of the date specified.

Aviv REIT, Inc.
($’s)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
EBITDA
Net income	$1,767,446	$313,989	$11,396,348	$9,032,542
Adjusted For:
Interest expense, net	12,905,571	9,973,176	37,690,117	28,204,990
Depreciation and amortization	6,894,012	5,170,690	19,671,033	14,847,375

EBITDA	$21,567,029	$15,457,855	$68,757,499	$52,084,907

Adjusted EBITDA
EBITDA	$21,567,029	$15,457,855	$68,757,499	$52,084,907
Adjusted for:
Loss on impairment of assets	1,766,873	—	6,145,731	—
Gain on sale of assets, net	—	—	(4,425,246)	—
Transaction costs	1,286,425	2,609,727	3,507,057	3,421,283
Write off of straight-line rents	—	3,165,518	567,745	6,446,893
Stock-based compensation	513,260	517,630	1,229,957	1,598,715
Loss on extinguishment of debt	—	—	—	3,806,513
Reserve for uncollectible loan receivables	2,833,419	926,474	6,308,408	1,336,269

Adjusted EBITDA	$27,967,006	$22,677,205	$82,091,150	$68,694,580

FFO
Net Income	$1,767,446	$313,989	$11,396,348	$9,032,542
Adjusted For:
Depreciation and amortization	6,894,012	5,170,690	19,671,033	14,847,375
Loss on impairment of assets	1,766,873	—	6,145,731	—
Gain on sale of assets, net	—	—	(4,425,246)	—

FFO	$10,428,331	$5,484,679	$32,787,867	$23,879,917

Normalized FFO
FFO	$10,428,331	$5,484,679	$32,787,867	$23,879,917
Adjusted For:
Loss on extinguishment of debt	—	—	—	3,806,513
Reserve for uncollectible loan receivables	2,833,419	926,474	6,308,408	1,336,269
Transaction costs	1,286,425	2,609,727	3,507,057	3,421,283

Normalized FFO	$14,548,175	$9,020,880	$42,603,331	$32,443,982

Balance Sheet Metrics	As of 9/30/2012		As of 6/30/2012
Cash & cash equivalents	$14,942,476		$13,042,659
Debt (1)

Secured—Term Loan	212,990,146		200,195,362
Secured—2016 Revolver	26,368,589		26,368,589
Secured—Other	19,035,238		19,096,893
Unsecured Notes	400,000,000		400,000,000

Total Debt	$658,393,972		$645,660,843

Total Assets (2)	$1,167,839,992		$1,148,334,507
Total Undepreciated Book Value of Property	1,060,200,215		1,025,783,013

Total Unencumbered Assets (2)	$677,367,318		$643,157,685
Unencumbered Assets / Unsecured Debt (2)	169.3%		160.8%

(1)	Debt is presented exclusive of debt premiums.
(2)	Calculated per bond covenant definitions.

Portfolio Information

	Number of		% Contractual
Rent Concentration by Operator	Properties		Rent
Daybreak	47		16.1%
Saber	25		13.8%
EmpRes	18		10.5%
Sun Mar	13		7.5%
Benchmark	15		6.0%
All Others (32 Operators)	132		46.1%

Total	250		100.0%

	Number of		% Contractual
Rent Concentration by State	Properties		Rent
Texas	57		19.4%
California	33		17.1%
Ohio	16		9.8%
Arkansas	11		6.8%
Missouri	15		6.0%
All Others (24 States)	118		40.9%

Total	250		100.0%

Rent Coverage
(for 12 months ended June 30, 2012)
EBITDARM	2.0	x
EBITDAR	1.6	x

Occupancy
(for 3 months ended June 30, 2012)	80.6%

Quality Mix
(for 3 months ended June 30, 2012)	47.4%